                                                                   EXHIBIT 10.16

                     FIRST AMENDMENT TO THE GLOBALSTAR, L.P.
                           REVOLVING CREDIT AGREEMENT

         FIRST AMENDMENT, dated as of March 25, 1996 (the "Amendment") to the Revolving Credit Agreement, dated as of December 15, 1995 (as such agreement may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement") among GLOBALSTAR, L.P., a Delaware limited partnership (the "Borrower"), the several financial institutions parties from time to time thereto (the "Banks") and CHEMICAL BANK, a New York banking corporation, as administrative agent (the "Administrative Agent").

                              W I T N E S S E T H :

         WHEREAS, pursuant to the Credit Agreement, the Banks have severally agreed to make Loans to the Borrower upon the terms and subject to the conditions set forth therein;

         WHEREAS, Loral Corporation ("Loral") has guaranteed payment of the Obligations (as hereinafter defined) pursuant to the Guarantee dated as of December 15, 1995 (the "Loral Guarantee") by Loral in favor of the Administrative Agent;

         WHEREAS, contemporaneous with the execution and effectiveness of this Amendment, Loral is being acquired by Lockheed Martin Corporation, a Maryland corporation ("Lockheed Martin"), and Loral has requested that the Banks and the Administrative Agent consent to the amendments to the Credit Agreement contained herein and the termination and release of the Loral Guarantee as provided herein, and the Banks and the Administrative Agent are willing to do so;

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the Banks, the Administrative Agent and the Borrower hereby agree as follows:

                            SECTION 1. DEFINED TERMS

               Unless otherwise defined herein, terms defined in the Credit Agreement shall have such meanings when used herein.

                            SECTION 2. AMENDMENTS

               2.1 General. All references in the Credit Agreement (including, but not limited to, those references in subsections 1.1, 2.2, 2.6, 3.4, 5.2,
Section 8, Sections 10.1, 10.2 and 10.6) to (i) the name "Loral" shall be deleted and replaced by the name "Lockheed Martin", except that the definition of "Loral" in Section 1.1 of the Credit Agreement shall remain unchanged, the reference to Loral in the definition of "Loan Parties" shall remain unchanged, and the references to Loral in Section 4.1 shall remain unchanged, (ii) the term "Loral Guarantee" shall be deleted and replaced by the term "Lockheed Martin Guarantee" except that in Sections 4.1(a), (g) and (h) the term "Loral Guarantee" shall be replaced by the term "Original Loral Guarantee" and (iii) the term "Loral Credit Agreement" shall be deleted and replaced by the term "Lockheed Martin Credit Agreement".

               2.2 Amendments to Section 1.1. Section 1.1 of the Credit Agreement is hereby amended by:

                   (a) deleting the date "September 1, 1995" from clause (iii) of the definition of "Change of Control" and substituting the phrase "the date the Tender Offer (as defined in the Lockheed Martin Credit Agreement) is consummated" therefor and deleting the name "Loral" from clauses (iii) and (iv) of such definition and substituting the name "Loral Space & Communications Ltd." therefor;

                   (b) deleting the definition of "Loan Parties" in its entirety and substituting therefor the following:

                         "Loan Parties": the Borrower and, prior to the Release
               Date, (i) each Subsidiary of the Borrower which is a party to a Loan Document, (ii) from the Closing Date through the date on which the Original Loral Guarantee is released, Loral, and, thereafter, Lockheed Martin and (iii) the other Partner Guarantors.

                   (c) deleting the defined terms "Loral Credit Agreement" and "Loral Guarantee" in their entirety;

                   (d) deleting the words "or Loral" from the definition of "Obligations";

                   (e) deleting the name "Loral" from the definition of "Partner Collateral Account" and substituting the name Loral Space & Communications Ltd. therefor;

                   (f) deleting the name "Loral" from the definitions of "Partner Guarantee" and "Partner Guarantor" and substituting the name "Loral Space & Communications Ltd." therefor;

                   (g) inserting the phrase ", Loral" immediately following the phrase "(or their Affiliates)" appearing in the definition of "Partner Guarantor Fee Arrangement" and inserting the phrase "and certain other parties" immediately after the phrase "and/or another Partner" in such definition;

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                   (h) deleting the words "the Loral Guarantee or other" from clause (i) of the definition of "Release Date Conditions Precedent" and substituting the word "any" therefor; and

                   (i) adding thereto in alphabetical order the following defined terms:

                         "Guaranteed Obligations": the collective reference to
               the unpaid principal of and interest on the Loans and all other obligations and liabilities of the Borrower to the Administrative Agent and the Banks (including, without limitation, interest accruing at the then applicable rate provided in this Agreement after the maturity of the Loans and interest accruing at the then applicable rate provided in this Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, this Agreement or the Notes, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Administrative Agent or to the Banks that are required to be paid by the Borrower or pursuant to the terms of this Agreement).

                         "Lockheed Martin": Lockheed Martin Corporation, a
               Maryland corporation.

                         "Lockheed Martin Credit Agreement": the Revolving
               Credit Agreement (Five Year) to be dated as of a date in April, 1996, and substantially in the form delivered to the Banks on March 25, 1996, among Lockheed Martin, LAC Acquisition Corporation, as guarantor thereunder, the several financial institutions parties from time to time thereto, Morgan Guaranty Trust Company of New York, as Documentation Agent, and Bank of America National Trust and Savings Association, as Administrative Agent, as amended, modified and supplemented from time to time in accordance with the terms thereof but without giving effect to any cancellation or termination thereof.

                         "Lockheed Martin Guarantee": the Guarantee to be
               executed and delivered by Lockheed Martin, substantially in the form of Exhibit A to the First Amendment dated as of March 25, 1996 to this

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               Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

                         "Original Loral Guarantee": the guarantee executed and
               delivered by Loral, substantially in the form of Exhibit E, dated as of December 15, 1995.

                         "Preferred Equity Interests": any Equity Interests of
               the Borrower that are preferred or senior in right of payment to any other Equity Interests of the Borrower and which have the following characteristics:

                              (a) such Equity Interests are not mandatorily
                   redeemable or redeemable at the option of the holder thereof prior to 90 days after the Termination Date;

                              (b) dividends thereon are payable no more
                   frequently than quarterly;

                              (c) the dividend rate thereon is a market rate at
                   the time of issuance; and

                              (d) such Equity Interests have other terms
                   satisfactory to the Administrative Agent (the Banks hereby acknowledging that the terms of the Preferred Equity Interests to be issued by the Borrower to Globalstar Telecommunications, Ltd. ("GTL") in connection with the
                   issuance by GTL of its $300,000,000      % Convertible
                   Preferred Equivalent Obligation due 2006 are satisfactory).

               2.3 Amendments to Section 2. Section 2 of the Credit Agreement is hereby amended by:

                   (a) (i) inserting the word "Guaranteed" immediately following the phrases "Payment of all the" and "no more than 60% of the" and "no less than 40% of the" in Section 2.2(a) and (ii) inserting the words "or the Applicable Partner" immediately following the phrase "(unless Obligations are otherwise due) if the Borrower" appearing in the first sentence of Section 2.2(e) and deleting the word "principal" from the last sentence of Section 2.2(e); and

                   (b) (i) deleting the word "At" at the beginning of Section 2.6(c) and substituting the word "Upon" therefor, (ii) deleting the word "and" immediately preceding the "(iii)" appearing therein and substituting a "," therefor

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         and (iii) inserting immediately after the end of clause (iii) of such subsection the following:

                           or by other guarantees, collateral or credit support
               satisfactory to the Required Banks and (iv) if the Commitments would exceed $250,000,000 after giving effect to such increase, Lockheed Martin consents to such increase.

               2.4 Amendment to Section 6.6. Section 6.6 of the Credit Agreement is hereby amended by deleting the word "or" immediately preceding the "(b)" appearing therein and substituting a "," therefor and inserting at the end of the first sentence of such subsection the following:

                                   or (c) in respect of Preferred Equity
                   Interests.

               2.5 Amendments to Section 8. Section 8 of the Credit Agreement is hereby amended by:

                   (a) deleting from clause (a)(iii) thereof the phrase:

                           or Loral shall default in the observance or
               performance of any agreement contained in Section 10 of the Loral Guarantee incorporated from Section 6 of the Loral Credit Agreement; or

                   (b) deleting from clause (a)(iv) thereof the phrase:

                           or Loral shall default in the observance or
               performance of any agreement contained in Section 10 of the Loral Guarantee incorporated from Section 5 of the Loral Credit Agreement, and such default shall continue unremedied for a period of 30 days;

                   (c) deleting clause (a)(ix) thereof in its entirety and substituting therefor the following:

                           (ix) An Event of Default under Section 11 of the
               Lockheed Martin Guarantee shall occur.

                   and (d) deleting the "s" from the word "paragraphs" appearing in clause (A) of Section 8(b)(i) and deleting the phrase ", (a)(iii) or
         (a)(iv)" appearing in such clause.

               2.6 Amendments to Section 10. Section 10 of the Credit Agreement is hereby amended by:

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                   (a) inserting immediately before the word "or" at the end of clause (a) which appears in the second sentence of Section 10.1 the following:

                       and in the case of any extension of the Termination Date,
               the written extension of the time of payment of interest on any Loan in an aggregate amount exceeding $15,000,000 for more than six months or the extension of the Commitment Period, without the written consent of Lockheed Martin

                   (b) deleting from Section 10.1 all of clause (b) which appears in the second sentence thereof and substituting therefor the phrase "(b) [INTENTIONALLY OMITTED]";

                   (c) inserting at the end of clause (d) which appears in the second sentence of Section 10.1 the following:

                       amend, modify or waive any provision of this Section 10.1
               that requires the consent of Lockheed Martin without the written consent of Lockheed Martin or

                   (d) inserting the words "and Lockheed Martin" immediately before the word "or" appearing at the end of clause (g) which appears in the second sentence of Section 10.1;

                   (e) inserting the phrase "or Section 2.6(a) or Section 2.6(c)" immediately following the words "amend Section 2.2" appearing in clause (h) which appears in the second sentence of Subsection 10.1;

                   (f) deleting from Subsection 10.2 the reference to Loral and its address therein and substituting therefor the following:

                                    Lockheed Martin Corporation
                                    6801 Rockledge Drive
                                    Bethesda, Maryland 20817
                                    Attention: Treasurer

                   (g) deleting the word "Clause" from the last sentence of
         Section 10.6(a) and substituting therefor the phrase "Sections 2.2 and
         2.6 and Clauses (a), (d), (g) and" therefor and inserting the phrase "to the extent provided therein" at the end of such sentence.

         SECTION 3. TERMINATION AND RELEASE OF THE LORAL GUARANTEE

         The Banks hereby agree that upon satisfaction of all the conditions precedent in Section 4 hereof the Loral Guarantee shall be terminated and released as of the Amendment Effective Date.

         SECTION 4. CONDITIONS TO EFFECTIVENESS

         This Amendment shall become effective, and the Loral Guarantee shall be terminated and released, on the first day (the "Effective Date") that the following conditions precedent are satisfied:

         4.1 Consent of all the Banks. The Administrative Agent shall have received an executed counterpart of this Amendment signed by the Borrower and each Bank.

         4.2 Lockheed Martin Guarantee. The Administrative Agent shall have received an executed copy of the Lockheed Martin Guarantee.

         4.3 Legal Opinion. The Administrative Agent shall have received executed legal opinions of counsel to Lockheed Martin substantially in the form of Exhibit B hereto.

         4.4 Closing Certificate. The Administrative Agent shall have received a Closing Certificate of Lockheed Martin, dated the date hereof, substantially in the form of Exhibit C hereto, with appropriate insertions and attachments, satisfactory in form and substance to the Administrative Agent and its counsel, executed by a duly authorized officer of Lockheed Martin.

         4.5 No Proceeding or Litigation; No Injunctive Relief. No action, suit or proceeding before any arbitrator or any Governmental Authority shall have been commenced, no investigation by any Governmental Authority shall have been commenced, no action, suit, proceeding or investigation by any Governmental Authority shall have been threatened and no Requirement of Law shall have been enacted or proposed, in each case as of the Effective Date (i) seeking to restrain, prevent or change the transactions contemplated by the Credit Agreement (including the Satellite Project) in whole or in part or questioning the validity or legality of the transactions contemplated by the Credit Agreement or seeking damages in connection with such transactions or seeking to restrain, prevent or change the execution, delivery and performance of the Lockheed Martin Guarantee or (ii) which could reasonably be expected to have a Material Adverse Effect.

         4.6 Audited Financial Statements of Lockheed Martin. The Administrative Agent shall have received, with a copy for each Bank, the consolidated balance sheet of Lockheed Martin and its consolidated Subsidiaries as at December 31, 1995 and the related consolidated statements of income and of cash flows for the fiscal year ended on such date, reported on by Ernst & Young LLP, which financial statements shall have been reported on without a "going concern" or like qualification or exception, or qualification arising out of the scope of the audit.

         4.7 Tender Offer. The Tender Offer (as defined in the Lockheed Martin Credit Agreement) shall have been consummated.

         SECTION 5. MISCELLANEOUS

         5.1 Representations and Warranties. The Borrower hereby confirms that all of the representations and warranties made by the Loan Parties contained in the Loan Documents are true and correct in all material respects on and as of the date hereof (other than representations as are made as of a specific date) after giving effect to this Amendment.

         5.2 No Default. The Borrower hereby confirms that no Default or Event of Default shall have occurred and be continuing on the date hereof or after giving effect to this Amendment.

         5.3 Subsidiary Guarantee. Globalstar Capital Corporation hereby confirms that the Subsidiary Guarantee to which it a party is in full force and effect and will continue to be in full force and effect after giving effect to this Amendment and the transactions contemplated hereby.

         5.4 Counterparts. This Amendment may be executed by one or more of the parties hereof on any number of separate counterparts and all such counterparts shall be deemed to be one and the same instrument.

         5.5 GOVERNING LAW. This Guarantee shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

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         IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed and delivered by their respective duly authorized officer as of the day and year first above written.

                                            GLOBALSTAR, L.P.

                                            By: LORAL/QUALCOMM SATELLITE
                                                SERVICES L.P., as Managing
                                                General Partner

                                            By:  LORAL/QUALCOMM PARTNERSHIP,
                                                 L.P., as General Partner

                                            By:  LORAL GENERAL PARTNER, INC.,
                                                 as General Partner

                                            By:  /s/Nick Moren
                                                 -------------------------------
                                                 Title: Vice President

                                            CHEMICAL BANK, as
                                            Administrative Agent and as
                                            a Bank

                                            By:  /s/Chemical Bank
                                                 -------------------------------
                                                 Title:

                                            BANK OF AMERICA ILLINOIS

                                            By:  /s/Steve Aronowitz
                                                 -------------------------------
                                                 Title: Vice President

                                            MORGAN GUARANTY TRUST
                                             COMPANY OF NEW YORK

                                            By:  /s/Diana M. Imhof
                                                 -------------------------------
                                                 Title: Vice President

                                            THE BANK OF NEW YORK

                                            By:  /s/Ken Sneider
                                                 -------------------------------
                                                 Title: Vice President

                                            THE BANK OF NOVA SCOTIA

                                            By: /s/J. Alan Edwards
                                                --------------------------------
                                                Title:

                                            BARCLAYS BANK PLC

                                            By: /s/John C. Livingston
                                                --------------------------------
                                                Title: Director

                                            BAYERISCHE LANDESBANK
                                             GIROZENTRALE

                                            By: /s/Peter Obermann
                                                --------------------------------
                                                Title: Senior Vice President
                                                       Manager, Lending Division

                                            BANQUE NATIONALE de PARIS

                                            By: /s/Richard L. Sled
                                                --------------------------------
                                                Title: Senior Vice President

                                            By: /s/Thomas N. George
                                                --------------------------------
                                                Title: Vice President

                                            THE CHASE MANHATTAN BANK, N.A.

                                            By: /s/Richard C. Smith
                                                --------------------------------
                                                Title: Vice President

                                            CIBC INC.

                                            By: /s/Marisa Harney
                                                --------------------------------
                                                Title: Director

                                            CITICORP USA, INC.

                                            By: /s/Marjorie Futornick
                                                --------------------------------
                                                Title: Vice President

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                                      CREDIT LYONNAIS
                                      CAYMAN ISLAND BRANCH

                                      By:  /s/Credit Lyonnais Cayman Island Bank
                                           -------------------------------------
                                           Title:

                                      CREDIT LYONNAIS
                                       NEW YORK BRANCH

                                      By:  /s/Credit Lyonnais New York Branch
                                           -------------------------------------
                                           Title:

                                      CREDIT SUISSE

                                      By:  /s/ Hamilton Crawford
                                           -------------------------------------
                                           Title: Associate

                                      By:  /s/ Michael C. Mast
                                           -------------------------------------
                                           Title: Member of Senior Management

                                      THE DAI-ICHI KANGYO BANK,
                                      LIMITED, NEW YORK BRANCH

                                      By:  /s/Kim Lehry
                                           -------------------------------------
                                           Title: Vice President

                                      THE FUJI BANK, LIMITED
                                       NEW YORK BRANCH

                                      By:  /s/Teiji Teramoto
                                           -------------------------------------
                                           Title: Vice President & Manager

                                      BAYERISCHE HYPOTHEKEN-UND WECHSEL-BANK
                                       AKTIENGESELLSCHAFT, NEW YORK BRANCH

                                      By:  /s/Bayerische Hypotheken-Und
                                           -------------------------------------
                                           Wechsel-Bank Aktiengesellschaft,
                                           New York Branch

                                       THE INDUSTRIAL BANK OF JAPAN,
                                        LIMITED - NEW YORK BRANCH

                                       By: /s/John V. Veltri
                                           -------------------------------------
                                           Title: Senior Vice President

                                       LTCB TRUST COMPANY

                                       By: /s/Rene O. LeBlanc
                                           -------------------------------------
                                           Title: Senior Vice President

                                       MELLON BANK, N.A.

                                       By: /s/David N. Smith
                                           -------------------------------------
                                           Title: Vice President

                                       THE MITSUBISHI TRUST AND
                                        BANKING CORPORATION

                                       By: /s/Patricia Loret de Mola
                                           -------------------------------------
                                           Title: Senior Vice President

                                       NATIONAL CITY BANK

                                       By: /s/Joseph D. Robinson
                                           -------------------------------------
                                           Title: Vice President

                                       NATIONSBANK, N.A.

                                       By: /s/Mary E. Mandanos
                                           -------------------------------------
                                           Title: Vice President

                                       PNC BANK, NATIONAL ASSOCIATION

                                       By: /s/M. J. Williams
                                           -------------------------------------
                                           Title: Vice President

                                       ROYAL BANK OF CANADA

                                       By: /s/John P. Page
                                           -------------------------------------
                                           Title: Senior Manager

                                       ISTITUTO BANCARIO SAN PAOLO
                                        DI TORINO S.P.A.

                                       By: /s/Wendell Jones
                                           -------------------------------------
                                           Title: Vice President

                                       By: /s/Roberto Gorlier
                                           -------------------------------------
                                           Title: F.V.P. & Deputy G.M.

                                       THE SANWA BANK, LIMITED

                                       By: /s/Dominic J. Sorresso
                                           -------------------------------------
                                           Title: Vice President

                                       SOCIETE GENERALE

                                       By: /s/Bruce Drossman
                                           -------------------------------------
                                           Title: Vice President

                                       THE SUMITOMO BANK, LIMITED

                                       By: /s/The Sumitomo Bank, Limited
                                           -------------------------------------
                                           Title:

                                       By: /s/Herman White, Jr.
                                           -------------------------------------
                                           Title: Vice President

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                                       TORONTO DOMINION (TEXAS), INC.

                                       By: /s/Toronto Dominion (Texas), Inc.
                                           -------------------------------------
                                           Title:

                                       THE YASUDA TRUST & BANKING
                                        COMPANY, LIMITED

                                       By: /s/The Yasuda Trust & Banking
                                           -------------------------------------
                                            Company, Limited
                                           -----------------
                                       Title:

                                       CONFIRMATION OF SUBSIDIARY GUARANTEE:

                                       GLOBALSTAR CAPITAL CORPORATION

                                       By: /s/Nick Moran
                                           -------------------------------------
                                           Title: Vice President & Treasurer

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